Exhibit 99
                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months        For the Six Months
                                Ended June 30,              Ended June 30,
                              1997          1996         1997          1996
------------------------------------------------------------------------------
                                               (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD:

Net interest income....... $   184,744  $   150,130   $   365,523  $   301,325
Provision for possible
 credit losses............      87,363       49,112       145,768       98,600
Other operating income....     694,834      444,061     1,337,454      841,609
Other operating expense...     565,388      374,020     1,125,179      720,552
  Net income(a)...........     138,433      103,320       262,375      195,542

------------------------------------------------------------------------------
PER COMMON SHARE DATA FOR THE PERIOD(b):

Earnings(c)............... $       .38  $       .29   $       .72  $       .55
Dividends.................         .12          .11           .24          .21
Book value................        4.61         3.65

------------------------------------------------------------------------------
RATIOS:

Return on average total
 assets...................        2.96%        3.03%         2.92%        2.91%
Return on average
 stockholders' equity.....       33.02        32.13         31.46        31.02
Average receivables to
 average deposits.........       95.00        88.05         96.01        90.32
Stockholders' equity to
 total assets.............        9.02         9.81

Loan Portfolio:
  Delinquency(d)..........        3.15         3.31
  Net credit losses.......        2.46         2.27          2.23         2.30

Managed Loans(e):
  Delinquency.............        4.21         3.87
  Net credit losses.......        3.96         3.46          3.86         3.37
  Net interest margin(f)..        7.40         7.66          7.47         7.67

------------------------------------------------------------------------------

                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months        For the Six Months
                                Ended June 30,              Ended June 30,
                              1997          1996         1997          1996
------------------------------------------------------------------------------
                                               (unaudited)
MANAGED LOAN DATA(e):

At Period End:
  Loans held for
   securitization......... $ 3,761,615  $ 2,811,305
  Loan portfolio..........   6,664,699    5,357,127
  Securitized loans.......  32,756,985   22,396,267
                           -----------  -----------
    Total managed loans... $43,183,299  $30,564,699
                           ===========  ===========

Average:
  Loans held for
   securitization......... $ 3,868,738  $ 2,264,506   $ 3,358,456  $ 2,639,403
  Loan portfolio..........   6,969,480    5,788,902     7,177,540    5,467,643
  Securitized loans.......  30,916,249   21,029,887    29,937,986   19,939,966
                           -----------  -----------   -----------  -----------
    Total managed loans... $41,754,467  $29,083,295   $40,473,982  $28,047,012
                           ===========  ===========   ===========  ===========
For the Period:
  Sales and cash advance
   volume................. $16,006,521  $11,357,035   $30,103,948  $20,812,855

------------------------------------------------------------------------------
BALANCE SHEET DATA AT PERIOD END:

Investment securities and
 money market instruments. $ 4,361,153  $ 2,797,561
Loans held for
 securitization...........   3,761,615    2,811,305

Credit card loans.........   4,668,376    4,298,466
Other consumer loans......   1,996,323    1,058,661
                           -----------  -----------
  Total loans.............   6,664,699    5,357,127
Reserve for possible
 credit losses............    (151,719)    (110,406)
                           -----------  -----------
  Net loans...............   6,512,980    5,246,721

Total assets..............  19,471,017   13,954,375
Total deposits............  11,916,978    9,207,263
Stockholders' equity......   1,755,775    1,369,331
------------------------------------------------------------------------------

                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months        For the Six Months
                                Ended June 30,             Ended June 30,
                              1997          1996         1997          1996
------------------------------------------------------------------------------
                                               (unaudited)
AVERAGE BALANCE SHEET DATA:

Investment securities and
 money market instruments. $ 3,728,361  $ 2,918,939   $ 3,557,176  $ 2,790,652
Loans held for
 securitization...........   3,868,738    2,264,506     3,358,456    2,639,403

Credit card loans.........   5,168,044    4,809,870     5,210,498    4,521,827
Other consumer loans......   1,801,436      979,032     1,967,042      945,816
                           -----------  -----------   -----------  -----------
  Total loans.............   6,969,480    5,788,902     7,177,540    5,467,643
Reserve for possible
 credit losses...........     (132,484)    (106,892)     (125,886)    (106,568)
                           -----------  -----------   -----------  -----------
  Net loans...............   6,836,996    5,682,010     7,051,654    5,361,075

Total assets..............  18,782,559   13,707,724    18,135,856   13,512,937
Total deposits............  11,408,943    9,146,243    10,973,819    8,975,696
Stockholders' equity......   1,681,792    1,293,143     1,681,739    1,267,838
------------------------------------------------------------------------------
Weighted average common
 shares outstanding and
 common stock equivalents
 (000)(b).................     349,950      345,058       350,068      344,951
------------------------------------------------------------------------------

NOTES:
(a) Net income for the six months ended June 30, 1996, includes a $32.8 million tax benefit related to deductions for the amortization of Customer-based intangible assets acquired in connection with the 1991 initial public offering of the Corporation's Common Stock, and a charge of $32.8 million net of tax ($54.3 million pretax) related to the launch of the MBNA Platinum Plus MasterCard and Visa program. These items were recognized by the Corporation during the three months ended March 31, 1996.
(b) Per common share data and weighted average common shares outstanding and common stock equivalents have not been restated to reflect the three-for-two split of the Corporation's Common Stock, which will be effected in the form of a dividend, to be issued October 1, 1997, to stockholders of record as of September 15, 1997. Per common share data and weighted average common shares outstanding and common stock equivalents have been restated to reflect the three-for-two split of the Corporation's Common Stock, effected in the form of a dividend, issued January 1, 1997, to stockholders of record as of December 16, 1996.
(c) Earnings per common share is computed using net income applicable to common stock and weighted average common shares outstanding (including common stock equivalents).
(d) Loan portfolio delinquency does not include loans held for securitization or securitized loans.
(e) Managed loans include the Corporation's loans held for securitization, loan portfolio, and securitized loans.
(f) Managed net interest margin is presented on a fully taxable equivalent basis.